UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 31, 2022

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Stock Market LLC
2.000% Senior Notes due 2026	AMGN26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Concurrent with the settlement of the previously disclosed litigation between Amgen Inc. (the “Company”) and Novartis AG (“Novartis,” and together with the Company, the “Parties”)1, the Parties have modified the terms of the Parties’ previously reported collaboration agreements2 in the manner described below.

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2022, the Company entered into Amendment No. 3 (the “Amendment”) to the Exclusive License and Collaboration Agreement, dated August 28, 2015, as amended on April 21, 2017, by and between the Parties.

Pursuant to the Amendment (and as a result of the termination of the Amended and Restated Collaboration Agreement, dated June 2, 2021 (the “U.S. Collaboration Agreement”), by and between the Parties, described under Item 1.02 hereof), Novartis will hold sole rights to commercialize Aimovig outside of the United States and Japan, Amgen will no longer pay royalties to Novartis on sales of Aimovig in the United States, and the Parties will no longer share the costs of commercialization of Aimovig in the United States. The Parties will continue to share development expenses worldwide.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereof and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On January 31, 2022, concurrent with the entry into the Amendment described under Item 1.01 hereof, the Company terminated the U.S. Collaboration Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 3 to the Exclusive License and Collaboration Agreement, dated April 21, 2017, by and between Amgen Inc. and Novartis Pharma AG (portions of the exhibit have been omitted because they are both (i) not material and (ii) is the type of information that the Company treats as private or confidential.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[1]

See Amgen’s Annual Report on Form 10-K for the year ended December 31, 2020, Part IV—Note 19, Contingencies and commitments, to the Consolidated Financial Statements; and Notes 13 and 14, Contingencies and commitments, to the condensed consolidated financial statements in Amgen’s Quarterly Report on Form 10-Q for the periods ended June 30, 2021 and September 30, 2021, respectively.

[2]

See Amgen’s Current Report on Form 8-K filed on April 24, 2017; and Exhibits 10.41 through 10.43, and 10.39 in Amgen’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2017 and June 30, 2021, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 31, 2022	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President, General Counsel and Secretary